Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Merrill Lynch Preferred Capital Trust IV for the fiscal year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Angela C. Jones, Regular Trustee of the registrant, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ ANGELA C. JONES
Name:	Angela C. Jones*
Title:	Regular Trustee
Dated: March 21, 2012

*	Angela C. Jones functions as the equivalent of the principal executive officer and principal financial officer of the registrant for purposes of Section 906 of the Sarbanes-Oxley Act of 2002.